SHARE CANCELLATION AGREEMENT

THIS AGREEMENT made the 17th day of February, 2008

BETWEEN:

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(the "Company")

AND:

Ricky Chiu, businessman with an address at 18/F Metroplaza, Tower 2, 223 Hing Fong Road, Kwai Chung, Hong Kong

WHEREAS:

A.           Ricky Chiu is the registered and beneficial owner of 987,733 shares of the Company’s common stock evidenced by share certificate number 23224 (“Certificate 23224”) and 17,500,000 shares of the Company’s common stock evidenced by share certificate number 23230 (“Certificate 23230”);

B.            In an effort to enhance the Company’s ability to raise financing in order to proceed with the implementation of its business plan, Ricky Chiu has agreed to return to the Company’s treasury an aggregate of 1,800,000 of his shares of the Company’s common stock (the “Ricky Chiu Shares”), comprised of all 987,733 shares represented by Certificate 23224 and 812,267 of the shares represented by Certificate 23230; and

C.            Both the Company and Ricky Chiu deem it to be in their respective best interests to immediately cancel both Certificate 23224 and Certificate 23230 (collectively, the “Certificates”), return the Ricky Chiu Shares to treasury and issue a remainder Certificate to Ricky Chiu for the balance of the shares of the Company’s Common Stock owned by Ricky Chiu, ownership of which was evidenced by Certificate 23230.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein and the payment by the Company to Ricky Chiu of the sum of ten dollars ($10.00) the receipt and sufficiency of which are hereby acknowledged by Ricky Chiu, the parties hereby agree to and with each other as follows:

1.	CANCELLATION OF RICKY CHIU SHARES
1.1	On the date of this Agreement, Ricky Chiu shall deliver to the Company:
(a)	the original of the Certificates together with stock powers in the form attached hereto as Exhibit “A” and endorsed for transfer in blank, with medallion guaranteed signature(s);
1.2	The Certificates shall be cancelled effective two business days after the date of this Agreement and the Ricky Chiu Shares shall thereupon be returned to treasury by the Company.

1.3

Upon cancellation of the Certificates as contemplated above, the Company shall promptly cause its transfer agent to issue a replacement share certificate to Ricky Chiu evidencing his ownership of the 16,687,733 shares of common stock evidenced by Certificate 23230 that have not been returned to Treasury.

2.	REPRESENTATION AND WARRANTIES
2.1	Ricky Chiu represents and warrants, with the intent that the Company will rely thereon in entering into this Agreement and in closing the transactions contemplated hereby, that:
(a)	he is the sole beneficial and record owner of the Ricky Chiu Shares;
(b)	the Ricky Chiu Shares are free and clear of all liens, mortgages, debentures, charges, hypothecations, pledges or other security interests or encumbrances of whatever kind;
(c)

except for this Agreement no person, firm or corporation has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to purchase or otherwise acquire any of the Ricky Chiu Shares;

(d)

he has the full and absolute right, power and authority to enter into this Agreement, and this Agreement constitutes his legal, valid and binding obligation in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

3.	RELEASE
3.1

Ricky Chiu, together with his heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its respective directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which Ricky Chiu ever had, now or may have howsoever arising out of the original grant and this cancellation of the Ricky Chiu Shares.

4.	COUNTERPARTS
4.1	This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
5.	ELECTRONIC MEANS
5.1

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

6.	FURTHER ASSURANCES
6.1

As and so often as may be required, the parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as in the opinion of the Company or its counsel are necessary or advisable to give full effect to the provisions and intent of this Agreement.

7.	PROPER LAW
7.1	This Agreement will be governed by and construed in accordance with the law of the State of Nevada.
8.	INDEPENDENT LEGAL ADVICE
8.1

Ricky Chiu hereby acknowledges that this Agreement was prepared by Clark Wilson LLP for the Company and that Clark Wilson LLP does not represent Ricky Chiu. By signing this Agreement, Ricky Chiu confirms that he fully understands this Agreement and (a) has obtained independent legal advice or (b) waives his right to obtain independent legal advice in respect of the transactions described in this Agreement.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement.

/s/ Ricky Chiu

RICKY CHIU

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

Per:	/s/ Gerald Lau
Authorized Signatory

EXHIBIT A

POWER OF ATTORNEY TO TRANSFER SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto Biopack Environmental Solutions Inc. a total of Nine Hundred Eighty Seven Thousand Seven Hundred Thirty-Three (987,733) shares of common stock standing in the name of the undersigned on the books of the said Biopack Environmental Solutions Inc. represented by certificate number 23224 and hereby irrevocably constitutes and appoints Madison Stock Transfer Inc. the attorney of the undersigned to transfer the said shares on the books of the said Biopack Environmental Solutions Inc. with full power of substitution in the premises.

DATED at ________________, this ______ day of February, 2008.

Signed in the presence of:	) ) ) ) )	RICKY CHIU Signature
Signature of transferor guaranteed by:
*
* Authorized Signature Number

POWER OF ATTORNEY TO TRANSFER SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto Biopack Environmental Solutions Inc. a total of Eight Hundred Twelve Thousand Two Hundred Sixty-Seven (812,267) shares of common stock standing in the name of the undersigned on the books of the said Biopack Environmental Solutions Inc. represented by certificate number 23230 and hereby irrevocably constitutes and appoints Madison Stock Transfer Inc. the attorney of the undersigned to transfer the said shares on the books of the said Biopack Environmental Solutions Inc. with full power of substitution in the premises.

DATED at ________________, this ______ day of February, 2008.

Signed in the presence of:	) ) ) ) )	RICKY CHIU Signature
Signature of transferor guaranteed by:
*
* Authorized Signature Number